UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No.1 to

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2010

EPL INTERMEDIATE, INC.

(Exact name of registrant as specified in its charter)

333-115644
(Commission File Number)

Delaware	13-4092105
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3535 Harbor Blvd. Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 4, 2010, EPL Intermediate, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that Karen B. Eadon had announced her resignation, effective October 15, 2010, from her position as Senior Vice President, Marketing of the Company.  The Original Form 8-K is hereby amended to indicate that, in connection with Ms. Eadon’s separation from the Company, the Company agreed to pay Ms. Eadon her salary for twelve months following the effective date of her resignation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e).  On September 29, 2010, Karen B. Eadon, Senior Vice President, Marketing of EPL Intermediate, Inc. (the “Company”), notified the Company of her voluntary resignation from such position, which resignation shall be effective as of October 15, 2010.  In connection with Ms. Eadon’s separation from the Company, the Company agreed to continue to pay Ms. Eadon her salary for twelve months following the effective date of her resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC. (Registrant)

Date: January 31, 2011	By:	/s/ Jerry Lovejoy
Jerry Lovejoy
Senior Vice President